SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): April 20, 2004


                              CIT RV Trust 1998 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000 - 24495                                    36-4232666
(Commission File Number)                   (IRS Employer Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (973) 740-5000


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.            FINANCIAL STATEMENTS AND EXHIBITS

(C).               Exhibits

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.             DESCRIPTION
-----------             -----------
99.1                    Pool Data Report




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                     THE CIT GROUP / SALES FINANCING,
                                     INC., as Servicer

                                     By:  /s/ Usama Ashraf
                                          ---------------------------
                                          Name: Usama Ashraf
                                          Title: Vice President

Dated:  21-Apr-2004



                                                CIT RV TRUST 1998-A
                                           Cutoff Date: December 31, 2003

                          The percentages and balances set forth in each of the following tables may not total due to rounding.

                                      GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                 % OF CONTRACT                                   % OF CONTRACT
                              NUMBER OF          POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                           CONTRACTS AS OF     OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
         STATE              CUT-OFF DATE          CUT-OFF DATE          AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
         -----              ------------          ------------          ------------------      ------------------
Alabama                            46                1.41%                   $1,548,824                 1.69%
Alaska                              2                0.06%                      100,020                 0.11%
Arizona                           177                5.43%                    5,934,335                 6.49%
Arkansas                           85                2.61%                    1,558,391                 1.70%
California                        473               14.52%                   12,736,240                13.92%
Colorado                           91                2.79%                    2,459,356                 2.69%
Connecticut                        20                0.61%                      378,539                 0.41%
Delaware                            2                0.06%                       73,591                 0.08%
Florida                           215                6.60%                    6,977,107                 7.63%
Georgia                            81                2.49%                    1,985,762                 2.17%
Hawaii                              1                0.03%                       10,895                 0.01%
Idaho                              22                0.68%                      538,979                 0.59%
Illinois                           83                2.55%                    1,947,063                 2.13%
Indiana                            37                1.14%                    1,027,481                 1.12%
Iowa                                7                0.21%                      218,556                 0.24%
Kansas                             64                1.96%                    1,231,680                 1.35%
Kentucky                           14                0.43%                      343,500                 0.38%
Louisiana                          32                0.98%                    1,192,259                 1.30%
Maine                              10                0.31%                      518,911                 0.57%
Maryland                           38                1.17%                      831,264                 0.91%
Massachusetts                      51                1.57%                    1,019,732                 1.11%
Michigan                           36                1.10%                    1,359,308                 1.49%
Minnesota                          22                0.68%                    1,050,992                 1.15%
Mississippi                        20                0.61%                      574,734                 0.63%
Missouri                          134                4.11%                    2,777,710                 3.04%
Montana                             9                0.28%                      182,050                 0.20%
Nebraska                            9                0.28%                      113,210                 0.12%
Nevada                             71                2.18%                    2,102,909                 2.30%
New Hampshire                      10                0.31%                      252,220                 0.28%
New Jersey                         30                0.92%                      708,615                 0.77%
New Mexico                         41                1.26%                    1,701,085                 1.86%
New York                           62                1.90%                    1,545,916                 1.69%
North Carolina                     61                1.87%                    2,413,841                 2.64%
North Dakota                        1                0.03%                      104,356                 0.11%
Ohio                               29                0.89%                    1,485,418                 1.62%
Oklahoma                          184                5.65%                    3,971,956                 4.34%
Oregon                             94                2.89%                    3,186,875                 3.48%
Pennsylvania                       39                1.20%                      824,365                 0.90%
Rhode Island                       17                0.52%                      236,980                 0.26%
South Carolina                     25                0.77%                      847,996                 0.93%
South Dakota                        5                0.15%                      133,870                 0.15%
Tennessee                          38                1.17%                    1,117,309                 1.22%
Texas                             528               16.21%                   14,742,473                16.11%
Utah                               17                0.52%                      746,440                 0.82%
Vermont                             3                0.09%                       41,288                 0.05%
Virginia                           22                0.68%                      570,274                 0.62%
Washington                        161                4.94%                    4,742,866                 5.18%
West Virginia                       5                0.15%                       63,950                 0.07%
Wisconsin                          19                0.58%                      773,779                 0.85%
Wyoming                            11                0.34%                      434,755                 0.48%
Other (2)                           4                0.12%                       61,881                 0.07%
                              --------           ----------                -------------             ----------
                                3,258              100.00%                  $91,501,907               100.00%
                              ========           ==========                =============             ==========


(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




                                                     RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                     % OF CONTRACT
                                  NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
          RANGE OF             CONTRACTS AS OF      OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
       CONTRACT RATES            CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
       --------------            ------------          ------------         ------------------       ------------------
 0.00%    -  7.49% (1)               21                     0.64%                $1,087,821                  1.19%
 7.50%    -  7.99%                   50                     1.53%                 4,093,702                  4.47%
 8.00%    -  8.99%                  532                    16.33%                30,461,383                 33.29%
 9.00%    -  9.99%                  921                    28.27%                28,509,897                 31.16%
10.00%    -  10.99%                 793                    24.34%                15,219,981                 16.63%
11.00%    -  11.99%                 482                    14.79%                 7,146,415                  7.81%
12.00%    -  12.99%                 262                     8.04%                 3,084,361                  3.37%
13.00%    -  13.99%                 130                     3.99%                 1,329,316                  1.45%
14.00%    -  14.99%                  53                     1.63%                   461,882                  0.50%
15.00%    -  15.99%                  11                     0.34%                    76,821                  0.08%
16.00%    -  16.99%                   1                     0.03%                    10,072                  0.01%
18.00%    -  18.99%                   1                     0.03%                    11,878                  0.01%
19.00%    -  19.99%                   1                     0.03%                     8,378                  0.01%
                                --------                 ---------             -------------              -----------
                                  3,258                   100.00%               $91,501,907                100.00%
                                ========                 =========             =============              ===========

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.




                                                 RANGE OF REMAINING MATURITIES

                                                           % OF CONTRACT                             % OF CONTRACT
                                        NUMBER OF         POOL BY NUMBER     AGGREGATE PRINCIPAL   POOL BY PRINCIPAL
       RANGE OF REMAINING            CONTRACTS AS OF    OF CONTRACTS AS OF   BALANCE OUTSTANDING  BALANCE OUTSTANDING
      MATURITIES IN MONTHS            CUT-OFF DATE         CUT-OFF DATE      AS OF CUT-OFF DATE   AS OF CUT-OFF DATE
      --------------------            ------------         ------------      ------------------   ------------------
    0        -     12 months                   75                2.30%              $103,504                0.11%
   13        -     24 months                  132                4.05%               428,281                0.47%
   25        -     36 months                  109                3.35%               548,609                0.60%
   37        -     48 months                  137                4.21%             1,201,958                1.31%
   49        -     60 months                  500               15.35%             4,889,824                5.34%
   61        -     72 months                  211                6.48%             2,990,851                3.27%
   73        -     84 months                  648               19.89%             9,689,139               10.59%
   85        -     96 months                   38                1.17%             1,108,400                1.21%
   97        -    108 months                  336               10.31%            13,571,913               14.83%
  109        -    120 months                  917               28.15%            39,986,327               43.70%
  121        -    132 months                   19                0.58%             1,323,024                1.45%
  133        -    144 months                    3                0.09%               211,578                0.23%
  145        -    156 months                    2                0.06%               126,801                0.14%
  157        -    168 months                   40                1.23%             4,650,803                5.08%
  169        -    180 months                   91                2.79%            10,670,895               11.66%
                                         ----------          ----------         -------------           -----------
                                            3,258              100.00%           $91,501,907              100.00%
                                         ==========          ==========         =============           ===========


                                                              4




                                                 COLLATERAL TYPE DISTRIBUTION

                                                % OF CONTRACT                                     % OF CONTRACT
                             NUMBER OF          POOL BY NUMBER       AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                          CONTRACTS AS OF     OF CONTRACTS AS OF     BALANCE OUTSTANDING       BALANCE OUTSTANDING
   COLLATERAL TYPE         CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
   ---------------         ------------          ------------         ------------------        ------------------
Motor Homes                     1549                  47.54%             $67,873,359                   74.18%
Fifth Wheel                      722                  22.16%              13,650,930                   14.92%
Travel Trailer                   776                  23.82%               7,775,090                    8.50%
Other                            211                   6.48%               2,202,528                    2.41%
                             --------             ----------           --------------              ------------
Total                          3,258                 100.00%             $91,501,907                  100.00%
                             ========             ==========           ==============              ============






                                                     DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                     % OF CONTRACT
                                 NUMBER OF         POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                              CONTRACTS AS OF    OF CONTRACTS AS OF      BALANCE OUTSTANDING       BALANCE OUTSTANDING
    DELINQUENCY STATUS         CUT-OFF DATE         CUT-OFF DATE          AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
    ------------------         ------------         ------------          ------------------       ------------------
Current, including 1 to 29            2,841             87.20%                  $78,119,950                85.38%
days delinquent
30 to 59 days                            77              2.36%                    1,818,885                 1.99%
60 to 89 days                            42              1.29%                      746,874                 0.82%
90 to 119 days                           25              0.77%                      655,958                 0.72%
120 to 149 days                          26              0.80%                      506,459                 0.55%
150 to 179 days                          17              0.52%                      590,575                 0.65%
180+  days                               87              2.67%                    2,732,336                 2.99%
Repossession Status                     143              4.39%                    6,330,871                 6.92%
                                    --------          ---------                ------------              ----------
                                      3,258            100.00%                  $91,501,907               100.00%
                                    ========          =========                ============              ==========





                                        RANGE OF PRINCIPAL BALANCE OUTSTANDING

       PRINCIPAL                  TOTAL                 MINIMUM                 MAXIMUM                AVERAGE
                              BALANCE AS OF          BALANCE AS OF           BALANCE AS OF          BALANCE AS OF
      BALANCE TYPE            CUT-OFF DATE            CUT-OFF DATE           CUT-OFF DATE           CUT-OFF DATE
      ------------            ------------            ------------           ------------           ------------
Original                       $124,550,647              $5,094                $425,000                $38,229
Current                         $91,501,907                 $33                $346,911                $28,085




                                               NEW VS. USED COLLATERAL DISTRIBUTION

                                              % OF CONTRACT                                       % OF CONTRACT
                        NUMBER OF            POOL BY NUMBER          AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                     CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING       BALANCE OUTSTANDING
   NEW VS. USED        CUT-OFF DATE           CUT-OFF DATE            AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
   ------------        ------------           ------------            ------------------        ------------------
   New                      2,004                61.51%                  $61,223,888                  66.91%
   Used                     1,254                38.49%                   30,278,020                  33.09%
                    ------------------- -------------------------- ------------------------- -------------------------
                             3,258              100.00%                  $91,501,907                 100.00%
                    =================== ========================== ========================= =========================




                                                    RANGE OF CREDIT SCORES

                                     MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
        SCORE TYPE                 ORIGINATION DATE             ORIGINATION DATE             ORIGINATION DATE
        ----------                 ----------------             ----------------             ----------------
 FICO                                     504                         823                          677
 Custom                                    85                         303                          195







                                          MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                                       MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
      DISTRIBUTION TYPE                CUT-OFF DATE                 CUT-OFF DATE                 CUT-OFF DATE
      -----------------                ------------                 ------------                 ------------
Contract Rate                              0.00%                        19.00%                          9.00%
Original Term                          36 months                    242 months                     180 months
Current Term                            0 months                    176 months                     110 months

